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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 21, 1998


                           NEROX ENERGY CORPORATION
            (Exact name of registrant as specified in its charter)


         Nevada                    0-18049               91-1317131
(State or other jurisdiction     (Commission           (IRS Employer
      of incorporation)          File Number)        Identification No.)


     18400 Von Karman Avenue, Suite 600
            Irvine, California                             92612
  (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code  (714) 955-9136
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Item 4.    Changes in Registrant's Certifying Accountant.

      1. On January 20, 1998 the Registrant engaged Hurley & Company as its new independent accountant.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 21, 1998                 NEROX ENERGY CORPORATION

                                        By: /s/ JACK UTTER
                                           ---------------------
                                           Jack Utter
                                           President and CEO